UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 19, 2011 (December 13, 2011)

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada, Suite 200	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

                                          Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On December 13, 2011, Tucows Inc. (the “Company”), through its wholly-owned subsidiary Tucows.com Co (the “Borrower”), entered into a letter of acknowledgment (the “Letter Agreement”) with the Bank of Montreal (the “Bank”) regarding its existing credit facility with the Bank (the “Credit Facility”).

Prior to the Company’s entry into the Letter Agreement, the Credit Facility provided for:

i.      A US$3,500,000 Treasury Risk Management Facility (the “Treasury Risk Management Facility”).  The Treasury Risk Management Facility is governed by the terms of the Loan Agreement, dated as of July 25, 2007 (as amended from time to time, the “2007 Loan Agreement”) by and among the Company, the Borrower, certain subsidiaries of the Company named therein and the Bank, and the Financing Commitment, dated as of July 19, 2007, by and between the Borrower and the Bank (the “Term Sheet”).  The terms of the 2007 Loan Agreement and the Term Sheet have been described more fully in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007, and such description is incorporated herein by reference.

ii.      A US$1,000,000 operating demand loan to fund operational requirements (the “Operating Demand Loan”).  The Operating Demand Loan is governed by the terms of the Operating Loan Agreement with the Bank (the “2010 Loan Agreement”), which such terms are described in the Offer Letter, dated as of August 30, 2010, by and between the Company and the Bank (the “2010 Offer Letter”). The terms of the 2010 Loan Agreement and the 2010 Offer Letter have been described more fully in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010, and such description is incorporated herein by reference; and

iii.      An aggregate of US$8,000,000 in funds available through a demand loan revolving facility and a demand loan revolving, reducing facility (the “2011 Demand Loans”).  Aggregate advances under the 2011 Demand Loans could not exceed US$8,000,000, and no more than US$2,000,000 of such advances could be used to finance repurchases of Company common stock (the “Share Repurchase Limit”).  The 2011 Demand Loan Facilities are governed by the terms of the Offer Letter, dated as of July 27, 2011, by and between the Borrower and the Bank (the “2011 Offer Letter”).

The Letter Agreement, which modifies the term of the 2011 Demand Loans, provides for the waiver of the Share Repurchase Limit and permits the Company to use any funds available under the 2011 Demand Loans to finance share repurchases through March 31, 2012. As of March 31, 2012, the Share Repurchase Limit will be reinstated and the Company may draw additional funds on the 2011 Demand Loans to fund share repurchases only to the extent that the outstanding balance of the 2011 Demand Loans does not exceed US$2,000,000.  All other terms of the Credit Facility remain unchanged.

The foregoing summary of the Letter Agreement and the Credit Facility is qualified in its entirety by reference to the full text of each of the Letter Agreement, 2011 Offer Letter, 2010 Loan Agreement, 2010 Offer Letter, 2007 Loan Agreement, Guaranty, Security Agreement and the Term Sheet, which are included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter of Acknowledgment, dated December 13, 2011, between Tucows.com Co and the Bank of Montreal.

10.2
Offer Letter, dated July 27, 2011, between Tucows.com Co and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2011).

10.3
Operating Loan Agreement, dated September 10, 2010, between Tucows.com co. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.4
Offer Letter, dated August 30, 2010, between Tucows Inc. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.5
Loan Agreement, dated as of June 25, 2007, by and among Tucows.com Co., Tucows (Delaware) Inc., Tucows Inc., Mailbank Nova Scotia Co., Tucows Domain Holdings Co., Innerwise, Inc. and Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.6
Guaranty, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.7
Security Agreement, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.3 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.8
Financing Commitment, dated as of July 19, 2007, by and between the Tucows.com Co and the Bank (incorporated herein by reference to Exhibit 10.4 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Elliot Noss
Elliot Noss
President and Chief Executive Officer

Dated: December 19, 2011

Exhibit Index

Exhibit No.	Description

10.1	Letter of Acknowledgment, dated December 13, 2011, between Tucows.com Co and the Bank of Montreal.

10.2
Offer Letter, dated July 27, 2011, between Tucows.com Co and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2011).

10.3
Operating Loan Agreement, dated September 10, 2010, between Tucows.com co. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.4
Offer Letter, dated August 30, 2010, between Tucows Inc. and the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 13, 2010).

10.5
Loan Agreement, dated as of June 25, 2007, by and among Tucows.com Co., Tucows (Delaware) Inc., Tucows Inc., Mailbank Nova Scotia Co., Tucows Domain Holdings Co., Innerwise, Inc. and Bank of Montreal (incorporated herein by reference to Exhibit 10.1 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.6
Guaranty, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.2 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.7
Security Agreement, dated July 25, 2007, by Tucows Inc. in favor of the Bank of Montreal (incorporated herein by reference to Exhibit 10.3 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

10.8
Financing Commitment, dated as of July 19, 2007, by and between the Tucows.com Co and the Bank (incorporated herein by reference to Exhibit 10.4 to Tucows Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2007).

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